                                                                EXHIBIT 10.8(j)


DATED                   27TH SEPTEMBER                                     1993





                                      UNDERLEASE


                           of offices situate on the ground
                               floor of Block C Phase I
                        Chester Business Park Chester Cheshire








PARTIES:






                               CONTINENTAL CAN COMPANY LIMITED               (1)



                         PERCEPTIVE SCIENTIFIC INTERNATIONAL LIMITED         (2)









                                                                 Lawrence Graham
                                                                      190 Strand
                                                                          London
                                                                        WC2R 1JN

                                                                    0/1 379 0000

                                                                             AGW
                                                                      AgwUBCP1CB


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    THIS DEED OF UNDERLEASE made the 27th day of September One thousand nine hundred and ninety three BETWEEN CONTINENTAL CAN COMPANY LIMITED whose registered office is at Lakeside Chester Business Park Wrexham Road Chester CH4 9QT (hereinafter called "the Landlord" which expression shall where the context so admits include the person for the time being entitled to the reversion immediately expectant on the determination of the term hereby created) of the one part and PERCEPTIVE SCIENTIFIC INTERNATIONAL LIMITED whose registered office is at 2 Paddock Walk Delamere Park Cuddington Northwich Cheshire CW8 2UQ (hereinafter called "the Tenant" which expression shall where the context so admits include the Tenant's successors in title and assigns of the Tenant) of the other part

    W I T N E S S E T H as follows:

1.  DEMISE
    THE Landlord HEREBY DEMISES unto the Tenant ALL THAT suite of offices situate on the ground floor of and being part of the Landlord's building known as Block C Phase 1 Chester Business Park in the County of Cheshire (hereinafter called "the Building") which said suite of offices is more particularly delineated and edged with the colour red on the plan numbered 1 annexed hereto TOGETHER with any fixtures and fittings of the nature of landlord's fixtures or fittings now or at any time during the term hereby granted in and upon the said suite of

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    offices or any part thereof and serving the same whether exclusively or not together with all carpets and floor coverings in the said suite of offices provided by the Landlord which carpets and floor coverings (and the carpets and floor coverings renewing those so provided) are included wherever reference is hereinafter made to such fixtures and fittings (which said suite of offices partitions erections fixtures and fittings are hereinafter called "the demised premises") TOGETHER with the rights specified in the First Schedule hereto BUT EXCEPT AND RESERVED unto the Landlord and the Superior Landlord and their respective successors in title and assigns and the tenants and occupiers of the other parts of the Building and all other persons entitled thereto the easements and rights specified in the Second Schedule hereto TO HOLD the same unto the Tenant SUBJECT to and with the benefit of the matters referred to in the Fifth Schedule hereto for the term of FIVE YEARS commencing on the 27th day of September One thousand nine hundred and ninety three (hereinafter called "the commencement date") but determinable as hereinafter provided YIELDING AND PAYING THEREFOR together with any Value Added Tax payable thereon from time to time FIRST
    (a) during the period of the first six months beginning on the commencement date the rent of a PEPPERCORN if demanded (b) during the next ensuing period of eighteen months beginning on the 27th day of March One thousand nine hundred and ninety four

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    the yearly rent of TWENTY FIVE THOUSAND POUNDS (L25,000) (c) during the next ensuing period of twelve months beginning on the 27th day of September One thousand nine hundred and ninety five the yearly rent of THIRTY SEVEN THOUSAND FIVE HUNDRED POUNDS (L37,500) and (d) thereafter during the remainder of the said term the yearly rent of FIFTY THOUSAND POUNDS (L50,000) the aforesaid yearly rents ("the Yearly Rent") to be paid in each case without any deduction by equal quarterly payments in advance on the First day of January the First day of April the First day of July and the First day of October in every year (hereinafter referred to as "quarterly days") except the first payment of the said yearly rent of TWENTY FIVE THOUSAND POUNDS (L25,000) which shall be made on the day immediately following the expiration of the rent free period in respect of the period beginning the day after the expiration of the rent free period and ending on the next quarterly day thereafter

    SERVICE CHARGE

    AND SECONDLY by way of further rent throughout the said term a service charge in the sum of One thousand five hundred pounds per annum being the Tenant's agreed contribution to (a) the Total Cost of Services as defined in the Third Schedule and (b) the moneys paid or payable by the Landlord to the Superior Landlord pursuant to the terms of the Second Schedule to the Superior Lease such charge to be paid without any deduction by equal quarterly payments in advance on the quarterly days except the first payment which shall be made on the date hereof in respect of the period beginning on the commencement date and ending on the 30th day of September One thousand nine hundred and ninety three

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[FLOOR PLAN]

[FLOOR PLAN]

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2.  TENANT'S COVENANTS

    THE Tenant HEREBY COVENANTS with the Landlord as follows:

    (1)  PAYMENT OF RENT

         TO pay the reserved rents at the times and in manner aforesaid without deduction or set off

    (2)  PAYMENT OF OUTGOINGS

         TO defray (or in the absence of direct assessment on the demised premises to pay to the Landlord on demand (save in so far as the same are one or more of the items referred to in paragraphs (A)-(E) inclusive of paragraph (2) of Part I of the Third Schedule or are matters in respect of which moneys are paid or payable by the Landlord to the Superior Landlord pursuant to the terms of the Second Schedule to the Superior Lease) a fair proportion (to be determined by the Surveyor for the time being of the Landlord whose decision shall be binding upon the Tenant) of) all existing and future rates taxes duties assessments charges and impositions levies and outgoings whatsoever whether parliamentary local or otherwise now or hereafter payable by law in respect of the demised premises or any part thereof by the owner landlord tenant or occupier thereof other than:

         (a) any tax in respect of rents and other payments under this Underlease (other than Value Added

              Tax ther tax thereon intended by statute to be payable by the Tenant)

         (b) any tax or levy in respect of the grant of and arising solely by reason of this Underlease (and not by reason of the combined effect of the grant of this Underlease and of some other act or omission on the part of the Tenant) and

         (c) any tax in respect of any dealing with the reversion expectant on the term hereby granted

    (3)  REPAIRS ETCETERA

         (a) THROUGHOUT the said term (damage by fire and such other risks against which the Superior Landlord is obliged to insure under Clause 4(1)(a) or (b) of the Superior Lease and/or such other risks against which the Landlord or the Superior Landlord shall have insured excepted save where the insurance moneys or any part thereof shall be irrecoverable in consequence of any act or default of the Tenant or any person deriving title under the Tenant or any of the servants or agents of the Tenant or of any such person) well and substantially to keep in good and substantial repair and condition

              (i)    all the external walls of the demised premises

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              (ii)   the plaster and finishes on the internal face of the wall
                     separating the demised premises from the remainder of the ground floor of the Building

              (iii) the floor of the demised premises (including any false or raised floor and the joists and/or the supports thereof) and all floor boards all wood block flooring and all of the floor finishes and the structural slabs

              (iv) the ceiling of the demised premises (up to but excluding joists or structural slabs)

              (v) the glass in all doors and in all windows of the demised premises

              (vi)   all doors and window frames of the demised premises

              (vii) all fixtures and fittings and all sanitary and water apparatus and all conducting media forming part of the demised premises
              (viii) all other parts of the interior of the demised premises

         (b) TO replace from time to time all fixtures and fittings of the nature of landlord's fixtures or fittings forming part of the demised premises which may be or become beyond repair

         (c)  NOT to carry out repairs to any

              (i)   heating cooling and ventilating apparatus

              (ii)  sprinkler system

              (iii) fire hoses

              (iv)  emergency lighting system

              (v)   fire alarm system and/or

              (vi) other fire prevention and detection system or any equipment belong thereto within but not exclusively serving the demised premises unless in case of emergency or where the Tenant has given to the Landlord notice of want of repair under the provisions of Clause 2(8) and the Landlord has failed to carry out all necessary repairs within a reasonable period of time of such notice (or sooner in case of emergency)

         (d) (i) To procure that the fire alarm system and/or other fire prevention and detection system or any equipment belonging thereto in and exclusively serving the demised premises is properly and regularly repaired maintained inspected and serviced by qualified persons and to comply with the terms and conditions of any guarantee and/or service contract relating to such system or equipment

              (ii) Without prejudice to the generality of Clause 2(3)(d)(i)
                   hereof to take all necessary steps to enter and keep on foot throughout the said term a maintenance contract or contracts in a form first approved by the Landlord and the Superior Landlord (such approvals not to be unreasonably withheld or delayed) for the repair maintenance inspection and servicing by qualified persons of the fire alarm system and/or any other fire prevention and detection system or any equipment belonging thereto in and exclusively serving the demised premises

         (e) TO clean the exterior of the windows of the demised premises as and when reasonably necessary but not less frequently than once in each month

    (4)  REDECORATION

         (a) (SUBJECT as hereinafter provided) in a proper and workmanlike manner with good quality materials and to the reasonable satisfaction of the Landlord and the satisfaction of the Superior Landlord to prepare and paint grain varnish creosote stop whiten colour or otherwise treat all internal and external parts of the demised premises as have previously been or are usually so dealt with as to the external work in the third year and as to the internal work in the fifth year of the said term (the time in each case being computed from the commencement date) and in each case in all such work to be done as well in the last three months of the term (howsoever determined) and after every internal painting in manner aforesaid and to the like satisfaction to repaper re-cover or reline the parts usually papered covered or lined with suitable good quality paper vinyl covering or fabric or other covering and from time to time as often as may be necessary and in any event in the last three months of the term (howsoever determined) to clean all external stonework and cladding of the demised premises and to wash down all external tiles faiences glazed bricks and similar washable surfaces

              Provided Always that:-

              (i) as regards the external treatment this shall conform with the existing finishes and there shall be no material change unless first approved in writing by the

                   Landlord and the Superior Landlord and that as regards the internal painting and redecorating in the last three months of the term (unless determined by forfeiture) this shall be carried out in colours tints and patterns first approved in writing by the Landlord and the Superior Landlord such approval not to be unreasonably withheld or delayed

              (ii) the Tenant shall not by virtue of this clause be required to redecorate or treat the exterior or the interior of the demised premises more than once in any period of twelve months during or after the expiration of the said term

         (b) NOT to paint or permit to be painted or otherwise treated the sprinkler heads (if any) within the demised premises

         (c)  NOT to paint or permit to be painted:

              (i) any of the woodwork of the demised premises which is at the date hereof varnished or polished

              (ii) (except with an emulsion paint or with such other suitable type of paint as shall be first approved in writing by the Landlord's Surveyor whose approval shall not be unreasonably withheld or delayed in the case of a type of paint which is not oil based) the ceiling tiles or other covering comprising part of any false or suspended ceiling in the demised premises or

              (iii) any other part of the demised premises which requires treatment other than painting

         (d) TO renew any sprinkler head painted or otherwise treated by the Tenant or with its permission in breach of the covenant set out in paragraph (b) and to renew any other part of the demised premises painted in breach of the foregoing covenants save that in the case of woodwork the Tenant may remove the paint therefrom and varnish or polish the same

    (5)  WORKS REQUIRED BY STATUTE LOCAL AND OTHER AUTHORITIES

         TO observe and perform all requirements of and to do and execute or cause to be done and executed all such works and things as under or by virtue of any Acts of Parliament local Acts building regulations or bye-laws already or hereafter to be passed and rules and regulations thereunder now are or shall or may be directed or required to be done or executed upon or in respect of the demised premises or any part thereof or in respect of the user thereof whether by the owner landlord tenant or occupier thereof and at all times during the term hereby granted to indemnify and keep indemnified the Landlord and the Superior Landlord against all claims demands expenses and liability in respect thereof

    (6)  PLANNING

         (a) AT all times during the term hereby created to comply in all respects with the provisions and requirements of the Town and Country Planning Act 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Planning (Hazardous Substances) Act 1990 the Planning and Compensation Act 1991 and any orders plans regulations permissions consents and directions made under or in pursuance thereof (hereinafter collectively referred to as "the Planning Acts") and to indemnify (as well after the expiration of the said term by effluxion of time or otherwise as during its continuance) and to keep the Landlord and the Superior Landlord indemnified against all liability whatsoever resulting from the Tenant's failure to comply with the Planning Acts including costs and expenses in respect of such matters And forthwith to produce to the Landlord on receipt by the Tenant of notice thereof any notice order or proposal therefor made given or issued under or by virtue of the Planning Acts affecting or relating to the demised premises and at the reasonable request of the Landlord to make or join with the Landlord and/or the Superior Landlord in making every such objection or representation against the same that the Landlord and/or the Superior Landlord shall reasonably deem expedient

         (b) NOT without the previous consent in writing of the Landlord and the Superior Landlord (such consents not to be unreasonably withheld or delayed) to

              (i) apply for nor to permit any person deriving title under the Tenant to apply for any planning permission relating to the demised premises or to any part thereof or to the use thereof or of any part thereof and in the event of the Landlord attaching any reasonable conditions to such consent as aforesaid not to apply or permit any application for any such planning permission save in accordance with the said conditions or

              (ii) implement or permit to be implemented any planning
                   permission

    (c) IMMEDIATELY after the grant thereof to supply to the Landlord a copy of any such planning permission and the application therefor and any correspondence with the Local Planning Authority or drawings incidental or relating thereto

    (7)  ALTERATIONS AND ADDITIONS

         (a) NOT to injure cut or maim or permit to be injured cut or maimed any of the timbers or structural walls or other walls or any other structural part of the demised premises or the Building

         (b) NOT without the consent in writing of the Landlord and the Superior Landlord (such consents not to be unreasonably withheld or delayed) to alter or permit to be altered the heating cooling and ventilating apparatus or the sprinkler system forming part of the demised premises and then only to the reasonable satisfaction of the Landlord and the Superior Landlord whose reasonable fees in respect thereof shall be paid by the Tenant

         (c) NOT to erect or remove or permit to be erected or removed any partitions (other than those of a demountable nature) in upon or from the demised premises without the consent in writing of the Landlord and of the Superior Landlord

              (which consents shall not be unreasonably withheld or delayed)

         (d) NOT to make or permit to be made any other alteration in or addition to the demised premises or the architectural decorations thereof without the previous written consents of the Landlord and of the Superior Landlord (such consents not be unreasonably withheld or delayed)

         (e) AT the request of the Landlord forthwith (i) to make good any such timber or structural or other walls or other structural part injured cut or maimed (ii) to demolish and remove any alteration or addition made in breach of this sub-clause (7) and (iii) to remove or replace any partition erected or removed in breach of this sub-clause (7) and in each case restore the demised premises to their previous condition to the reasonable satisfaction of the Landlord and of the Superior Landlord

         (f)  TO notify the Landlord in writing as soon as possible of
              (i) completion of any alterations or additions to the demised premises and/or after the installation of any fixtures and fittings which may be installed by the Tenant or any undertenant and which may become landlord's fixtures and fittings and
              (ii) the
              cost of such alterations or additions and/or reinstatement value of such fixtures and fittings

         (g) IF any addition or alteration to the demised premises shall be made then at the expiration or sooner determination of the tenancy the Tenant will if so required by the Landlord at the Tenant's own cost reinstate and make good to the reasonable satisfaction of the Landlord the demised premises and restore the same to the plan and design as if such addition or alteration (or such of them as may be specified by the Landlord) had not been made and to pay the expenses incurred by the Landlord (including legal charges and surveyors' fees) of and incidental to the superintendence of such reinstatement and making good

    (8)  NOTICE OF STRUCTURAL AND OTHER REPAIRS

         TO report in writing to the Landlord any wants of reparation of the structure and external parts of the demised premises and of those parts of the Building and of those areas and things which the Tenant is by virtue of this Underlease authorised to use (whether in common with others or not) and of any apparatus for services passing through or within the demised premises but not serving the demised premises as soon as the same shall come to the notice of the Tenant

    (9)  ELECTRICAL SYSTEM

         NOT to overload or permit to be overloaded any part of the electrical system in or serving the demised premises and not except in accordance with any current codes of practice to make any additions or alterations to such system

    (10) AVOIDANCE OF INSURANCE

         (a) NOT to do or allow to be done anything whereby any insurance for the time being effected on the demised premises or any part thereof (or any adjoining or neighbouring property for the time being of the Landlord or the Superior Landlord) of which the Tenant has knowledge of the terms and conditions may be rendered void or voidable or be in anywise affected nor do or allow to be done anything whereby to the knowledge of the Tenant any additional premium may become payable for the insurance of the demised premises or any such adjoining or neighbouring property and to comply with all requirements of the insurers of which the Tenant is made aware as to fire precautions relating to the demised premises

         (b) IN the event of the demised premises or any part thereof being destroyed or damaged to give notice in writing thereof to the Landlord forthwith on the happening of the event

         (c) IF the demised premises are damaged or destroyed by a risk against which the same are insured by the Superior Landlord pursuant to the covenant in that behalf contained in the Superior Lease and if due to some act or failure on the part of the Tenant the cost or part of the cost of rebuilding or reinstating the demised premises shall not be recoverable from the insurers then the Tenant shall forthwith on demand pay to the Landlord the amount not so recoverable


    (11) HEAVY ITEMS AND MACHINERY

         (a) NOT to take to or permit to be taken to or remain upon the demised premises any machinery (other than any safe or normal office machinery not giving rise to a breach of paragraph (b) of this sub-clause) or any heavy goods or appliances without the previous written consent of the Landlord or the Superior Landlord (which shall not be unreasonably withheld or delayed provided that the installation of such items shall not give rise to a breach of paragraph (b) of this sub-clause) and to ensure that the same are placed only in such position as shall be approved by the Landlord and the Superior

              Landlord in writing (such approvals not to be unreasonably withheld or delayed)

         (b) NOT to do or bring or permit to be done or brought in or upon the demised premises or the Building anything which may throw on the demised premises or the Building any weight or strain in excess of that which such premises are calculated to bear

    (12) AERIALS AND SIMILAR APPARATUS AND INTERFERENCE

         (a) NOT without the consents in writing of the Landlord and the Superior Landlord (which shall not be unreasonably withheld or delayed) to affix or permit to be affixed to the exterior of the Building any wireless radio or television aerial or similar apparatus and not to make any claim against the Landlord or the Superior Landlord in respect of interference to reception of wireless radio or television transmissions or to the operation of any appliance in or upon the demised premises suffered or alleged to be suffered by reason of the use of electrical or other apparatus on any adjoining or neighbouring property of the Landlord or the Superior Landlord

         (b) NOT to cause or permit or suffer to be caused interference to others by any radio or electromagnetic signal emitted by the use of apparatus operated or installed in or upon the demised premises

    (13) PROHIBITION OF GAMING APPARATUS

         NOT to install or permit to be installed any amusement or gaming apparatus or device in or upon the demised premises or any part thereof

    (14) USER

         (a) NOT at any time to allow or permit or suffer the demised premises or any part thereof to be used for sleeping purposes

         (b) NOT to hold or permit or suffer to be held any sale by auction or any exhibition or show or spectacle of any kind upon the demised premises or any part thereof

         (c) NOT to use or permit or suffer to be used the demised premises or any part thereof for any illegal or immoral purpose or for any dangerous noxious noisy or offensive purpose whatsoever

         (d) NOT to use or permit or suffer to be used the demised premises or any part thereof for any purpose otherwise than in accordance with Class B1 of the Schedule to the Town and Country Planning (Use Classes) Order 1987

    (15) ADVERTISEMENTS

         NOT without the previous written consents of the Landlord and the Superior Landlord (which shall not be unreasonably withheld or delayed) to set up or exhibit upon any part of the demised premises any placard poster signboard notice or advertisement which shall be visible from outside the demised premises PROVIDED ALWAYS that the Tenant shall not by virtue of this sub-clause be prevented from displaying on the easterly side of the exterior of the demised premises lettering and signs in a form and location approved by the Landlord and the Superior Landlord (such approvals not to be unreasonably withheld or delayed)

    (16) REGULATIONS

         TO observe and cause to be observed at all times (a) reasonable regulations imposed by the Landlord in respect of the general running orderliness and management of the Building and the services thereof and the curtilage thereof as already or from time to time hereafter notified in writing by the Landlord to the Tenant and (b) the regulations set out in the Fourth Schedule hereto or as they shall be altered or added to from time to time by notice in writing by the Landlord to the tenant AND THIS SUB-CLAUSE shall be without prejudice to the generality of any other provision contained in these presents which shall touch and concern the same subjects

    (17) NUISANCE OR DAMAGE

         (a) NOT to play or permit to be played in the demised premises any musical instrument gramophone radio radiogram television set tape recorder or similar apparatus so as to be audible outside the demised premises

         (b) NOT to do or permit or suffer anything in or upon the demised premises or any part thereof nor to permit anything in or upon any other part of the Building or in or upon any other area which the Tenant is by virtue of this Underlease authorised to use (whether in common with others or not) which may be or become a nuisance or annoyance or cause damage or inconvenience to the Landlord or the Superior Landlord or the tenants and occupiers of any other part of the Building or of other property in the neighbourhood or to the public local or any other authority

    (18) LIGHT AND AIR AND OTHER EASEMENTS

         (a) NOT to block up darken or obscure or knowingly permit to be blocked up darkened or obscured any doorway passage window light opening or grating belonging to the demised premises nor to do or suffer to be done anything which may interfere with the access of light or air to any portion of the Building and to give to the Landlord immediate notice of any encroachment or attempted encroachment made in or upon the demised premises or any part thereof or any act matter or thing whereby or by reason whereof any damage injury or disturbance may be done or occasioned thereto or to any part thereof as soon as the same shall come to the notice of the Tenant

         (b) NOT to knowingly permit or suffer any new window light opening doorway path passage drain or other encroachment right or easement to be made or acquired into against or upon the demised premises and in case any such window light opening doorway path passage drain or other encroachment shall be made or attempted to be made or any such right or easement attempted to be acquired to give immediate written notice thereof to the Landlord as soon as the same shall come to the notice of the Tenant and to permit the Landlord and the Superior Landlord and their respective Surveyors servants and agents to enter the demised premises at reasonable times if necessary to ascertain the nature of such encroachment or easement and at the request and cost of the Landlord to adopt such means as may be reasonably required or deemed proper for preventing such encroachment or the acquisition of any such easement

         (c) NOT to give any third party any acknowledgment that the Tenant enjoys the access of light through any of the windows or openings in the demised premises or any other right or easement by or with the consent of such third party nor to pay to such third party any sum of money nor to enter into any agreement with such third party for the purpose of inducing or binding such third party to abstain from obstructing the access of light to any of such windows or openings or from exercising any other right or easement and in the event of any of the owners of adjacent or neighbouring land or buildings doing or threatening to do anything which obstructs the access of light through any of the windows or openings in the demised premises or the exercise of any other right or easement to notify the same to the Landlord as soon as the same shall come to the notice of the Tenant and to permit the Landlord or the Superior Landlord if necessary to bring all such actions as it may think fit in the name of the Tenant but at the cost of the Landlord or the Superior Landlord (as the case may be) against any of the owners of the adjacent or neighbouring land or buildings in respect of the obstruction of the access of light to any of the windows or openings in the demised premises or the obstruction of the exercise of any other right or easement PROVIDED ALWAYS that the Landlord or the Superior Landlord (as the case may be) shall indemnify the Tenant against all actions losses or damages which the Tenant may suffer by reason of any act or actions which the Landlord or the Superior Landlord may do or bring under this paragraph (c) of this present sub-clause

    (19) NOTICE OF NECESSARY REPAIRS AND OTHER MATTERS

         TO permit the Landlord and the Superior Landlord and their respective agents with all necessary workmen materials and appliances at all reasonable times (or at any time in case of emergency) to enter upon and examine the state of repair and condition of the demised premises and the user thereof and to take any photographs measurements plans and sections thereof and thereupon the Landlord may require the Tenant by notice in writing to carry out or do any repairs or redecorations or any other acts deeds or things necessary to be done and for which the Tenant is liable under these presents and if the Tenant shall not within one month or (in case of emergency) immediately after service of such notice commence to comply therewith and thereafter complete such compliance within three months after service of such notice then to permit the Landlord or the Superior Landlord to enter upon the demised premises to do all or any of the things referred to in such notice and the cost thereof (which expression shall include but not be limited to all legal costs and surveyors' fees and other expenditure whatsoever attendant thereon) shall be paid by the Tenant on demand and if not so paid the cost aforesaid and interest thereon as hereinafter provided shall be a debt due to the Landlord from the Tenant and shall be forthwith recoverable by action

    (20) ACCESS OF LANDLORD

         TO permit the Landlord and the Superior Landlord and their respective agents and other persons authorised by any of them with all necessary workmen materials and appliances at all reasonable times (or at any time in case of emergency) (i) to enter upon the demised premises for all or any of the following purposes namely:

         (a) taking inventories of the landlord's fixtures and fittings therein

         (b) effecting decorations repairs tests or works to adjoining or neighbouring property or tests to the demised premises or any matters acts or things which may be requisite under the provisions of this Underlease or to comply with any Act of Parliament statutory instrument order building regulation or other regulation or local bye-law or otherwise doing as little damage as may be to the demised premises and all damage thereby occasioned by the Landlord to the demised premises being made good by the Landlord within a reasonable time but without payment of compensation for any annoyance nuisance loss noise vibration or inconvenience caused

         (c) inspecting cleansing maintaining testing repairing altering laying fixing constructing renewing re-laying and connecting up to any conducting media used or to be used for or in connection with any adjoining or neighbouring property or for inspecting cleansing maintaining repairing altering renewing or removing anything being the property of the Landlord or the Superior Landlord in or upon but not being part of the demised premises doing as little damage as may be to the demised premises and all damage thereby occasioned by the Landlord to the demised premises being made good by the Landlord within a reasonable time but without payment of compensation for any annoyance nuisance loss noise vibration or inconvenience caused

         (d) carrying out the works and providing the services amenities and facilities referred to in the Third Schedule hereto

         (e) enabling prospective purchasers mortgagees or tenants of the Building or any part thereof and their agents to view the demised premises

         (f)  for any purpose connected with management of the Building and (ii) for all or any such purposes to erect scaffolding and/or other like apparatus and/or ladders and/or cradles and other like appliances or apparatus upon the demised premises or any part thereof or outside the demised premises

    (21) NOT TO ASSIGN OR UNDERLET PART OR SHARE POSSESSION

         NOT to assign part or underlet part or (save in accordance with Clause 2(22) hereof) part with the possession of the whole or part of the demised premises or share the demised premises or any part thereof with any other person or persons

    (22) ASSIGNMENT AND UNDERLETTING

         (a) NOT at any time during the said term to assign the whole of the demised premises to any person or company who shall not previously have entered into a Deed prepared by the Solicitors for the time being of the Landlord at the cost of the Tenant (which the Landlord shall instruct its said Solicitors to prepare) containing a covenant by the intended assignee with the Landlord in the following terms namely that if the intended assignment is made the intended assignee will perform and observe during the term assigned the covenants by the Tenant and conditions contained in this Underlease in the same manner as if such covenants and conditions were therein repeated with the substitution of the name of the intended assignee for the name of the Tenant and with such other alterations as the circumstances shall render necessary PROVIDED that if such intended assignee shall be a limited liability company whose shares are not listed on the United Kingdom Stock Exchange then upon the Landlord's request in that behalf two (or more if the Landlord so requires) of its directors (or such other persons or body) of suitable standing as may be approved by the Landlord shall join in the said Deed as sureties for such company in order (if more than one jointly and severally) to covenant with the Landlord as sureties that the assignee will whilst this Underlease is vested in the assignee pay the said rents and perform and observe the said covenants and to indemnify and save harmless the Landlord against all loss damages costs and expenses arising by reason of any default by the assignee whilst this Underlease is vested in the assignee and such covenant shall further provide that any neglect or forbearance of the Landlord shall not release or exonerate the sureties and shall further provide that upon disclaimer of this Underlease on behalf of the assignee or upon forfeiture under the provisions in that behalf hereinafter contained of this Underlease whilst vested in the assignee the Landlord may within three months after any such disclaimer or forfeiture but in any event not later than whichever shall be the earlier of (i) the expiration of the term hereby granted and (ii) the expiration of a period of eighty years from the date of the said Deed by notice in writing require the sureties to accept within three months after the date of service of such notice a new Underlease of the demised premises such new Underlease to be for a term equivalent to the residue which if there had been no disclaimer or forfeiture would have remained of the term hereby granted and at the rents as shall be payable hereunder immediately prior to such disclaimer or forfeiture and subject to the like covenants and to the like provisos and conditions as are contained in this Underlease the said new Underlease and the rights and liabilities thereunder to take effect as from the date of such disclaimer or forfeiture and to be granted at the cost of the sureties in exchange for a counterpart executed by the sureties

         (b) NOT to assign or underlet the whole of the demised premises without having obtained within three months prior thereto the consent in writing of the Landlord and of the Superior Landlord (which consents shall not be unreasonably withheld or delayed)

         (c) NOTWITHSTANDING anything herein contained not to create or permit the creation of any interest derived out of the term hereby granted howsoever remote or inferior upon the payment of a fine or premium or at a rent less than the full market rent (obtainable without taking a fine or premium) of the premises thereby demised and not to create or permit the creation of any such derivative interest as aforesaid save by instrument in writing containing such absolute prohibition as aforesaid on the part of the underlessee and those that may derive title under such underlessee

         (d) ON the grant of each Underlease of the demised premises the Tenant shall:-

              (i) obtain a Court Order excluding such Underlease from the security of tenure provisions of the Landlord and Tenant Act 1954 (as amended) prior to the grant of such Underlease and

              (ii) obtain a covenant on the part of the underlessee (A) that the underlessee will not assign part or underlet the whole or part or (save in accordance with paragraph (B) hereof) part with possession of the whole or part of the premises thereby demised or share the premises thereby demised or any part thereof with any other person or persons (B) that the underlessee will not assign the whole of the premises thereby demised without obtaining within three months prior thereto the previous written consent of the Landlord under this present Underlease and of the Superior Landlord (which consents shall not be unreasonably withheld or delayed)

         (e) NOT to knowingly permit or suffer any breach by the underlessee of any of the provisions of the preceding paragraph (d) contained in an Underlease

         (f) THE Tenant may share the occupation of the whole or any part of the demised premises with a company which is a member of the same group as the Tenant (within the meaning of Section 42 of the Landlord and Tenant Act 1954) for so long as both companies shall remain members of that group and otherwise than in a manner that transfers or creates a legal estate

    (23) REGISTRATION

         WITHIN one month after any assignment of this present demise or the grant of any Underlease or sub-Underlease (whether mediate or immediate) or the assignment of any such Underlease or sub-Underlease or after any disposition or devolution of the demised premises or any part thereof or after any Order of Court or private or local Act of Parliament affecting the demised premises or any part thereof to give notice thereof in writing to the Landlord or the Solicitors for the time being of the Landlord and to produce to the Landlord or its said Solicitors the relevant deed or instrument or a certified copy thereof and on giving such notice to pay a reasonable fee being not less than Twenty pounds for the registration thereof

    (24) NOTICES UNDER SECTION 146 OF THE LAW OF PROPERTY ACT 1925

         TO pay on demand all reasonable and proper costs and expenses (including solicitors' costs and surveyors' fees) properly incurred by the Landlord in reference to any breach giving rise to right of re-entry under the provisions in that behalf hereinafter contained whether or not forfeiture is waived or avoided (otherwise than by relief granted by the Court) and also to pay on demand the like costs and expenses of any requisite notice relating to any breach by the Tenant of its obligations in relation to the repair or redecoration of the demised premises

    (25) NOTICE OF RE-LETTING

         TO permit the Landlord at any time after a date six months before the expiration of the said term to affix and retain without interference upon any part of the demised premises a notice for re-letting the same PROVIDED ALWAYS that such notice for re-letting shall not obstruct the access of light to the windows of the demised premises or the Tenant's trade signs or logo on the exterior of the demised premises AND to permit persons with written authority from the Landlord or the agent of the Landlord at reasonable times of the day upon giving reasonable notice to view the demised premises

    (26) TO INFORM LANDLORD OF NOTICES RECEIVED

         FORTHWITH on receipt of notice (whether by advertisement or not) to give full particulars in writing to the Landlord of any permission notice or order or proposal for a notice or order made given or issued to the Tenant by any government department local or public authority under or by virtue of any statutory powers affecting or likely to affect the Building or any part thereof and if so required by the Landlord to produce such permission notice or order or proposal for a notice or order to the Landlord AND ALSO at the Tenant's expense without delay to take all necessary steps to comply with any such notice or order in so far as it relates solely to the demised premises

    (27) TO DISCLOSE INFORMATION

         IF the Tenant shall make any application to the Landlord or the Superior Landlord for any consent or approval of the Landlord or the Superior Landlord required under the terms of this Underlease the Tenant shall also disclose such information as the Landlord or the Superior Landlord shall reasonably require in relation to or incidental to or whatsoever or howsoever concerning or appertaining to such application as soon as or so often as the Landlord or the Superior Landlord shall request the same

    (28) TO PAY COSTS

         To pay on demand the reasonable and proper legal charges and surveyors' fees and other professional fees incurred by or of the Landlord and the Superior Landlord and the stamp duty on the Licences and duplicates resulting from all applications by the Tenant for any consent or approval of the Landlord or the Superior Landlord required by this Underlease or any Superior Lease including legal charges surveyors' fees and other professional fees and expenses actually incurred in cases where consent or approval is reasonably refused or the application is withdrawn

    (29) TO PAY VALUE ADDED TAX

         ALL payments to be made pursuant to this Deed shall (save where otherwise specifically provided) be taken to be exclusive of Value Added Tax (or any other tax of similar nature that may be substituted for it or levied in addition to it) properly chargeable in respect of the supply or supplies giving rise to such payment and in addition to any moneys due from the Tenant under the terms and provisions of this Deed the Tenant shall subject to production of a valid Value Added Tax invoice pay at the respective times when such moneys are due such Value Added Tax (or any other tax aforesaid) at the rate for the time being in force as shall be chargeable in respect of any such moneys

    (30) COSTS OF BAILIFF ETCETERA

         TO pay to the Landlord on demand all reasonable and proper costs charges and expenses including bailiffs' costs solicitors' costs and surveyors' fees and other professional costs and fees properly incurred by the Landlord for or in connection with the levy of a distress for the rents payable hereunder or any part thereof or as a result of the bailiff being paid the said rents or any part thereof or other moneys payable by the Tenant hereunder

    (31) INTEREST ON OVERDUE PAYMENTS

         IF and so often as the Yearly Rent and service charge rent (whether formally demanded or not) or any other money due from the Tenant under the provisions of this Underlease shall (in the case of the Yearly Rent or the service charge rent) be unpaid for seven days or more after the relevant quarterly day and (in other cases) be unpaid for seven days or more after written demand therefor then on demand by the Landlord to pay interest on such unpaid rent and other unpaid moneys (other than on interest payable under this sub-clause) from (in the case of the Yearly Rent or service charge rent) the due date until payment and in the case of other unpaid moneys from the date of written demand until payment (and in either case whether before or after judgment) at the rate of three per centrum per annum above the base rate of The Royal Bank of Scotland plc (or such other London Clearing Bank as the Landlord may from time to time nominate) in force at the due date or such rate as shall at the due date be equivalent thereto PROVIDED that if payment shall be received after 2.30 p.m. on any day the same shall be deemed to have been received on the next working day on which the London Clearing Banks are open for business

    (32) RESPONSIBILITY FOR DAMAGE

         TO be responsible for and to indemnify the Landlord against all damage occasioned to the demised premises or any adjacent or neighbouring property or the services thereof or to any person or chattel (whether or not upon the demised premises) caused by any act default or negligence of the Tenant or the servants agents licensees or invitees of the Tenant or any other person under the Tenant's control

    (33) YIELDING UP

         TO yield up the demised premises (but not with trade and other tenant's fixtures including any partitions installed by the Tenant) with vacant possession at the determination of the tenancy hereby created in such state of repair and condition as is in accordance with the covenants on the Tenant's part hereinbefore contained

    (34) TO OBSERVE COVENANTS IN SCHEDULED AGREEMENTS ETCETERA

         TO observe and perform and be bound by the agreements and/or covenants and/or stipulations contained or referred to in the documents specified in the Fifth Schedule hereto so far as the same relate to or affect the demised premises and are still subsisting and capable of taking effect and to keep the Landlord indemnified against all claims costs and expenses in any way relating thereto so far as aforesaid

    (35) AMENITY COVENANT

         (a) NOT to use or permit or suffer to be used the rights herein granted save for the purpose of the proper use and enjoyment of the demised premises

         (b) TO observe such reasonable regulations and restrictions on the use of any areas available for the use or enjoyment of the occupiers of Chester Business Park and the facilities thereon or any part or parts thereof which the Company responsible from time to time for the management of such areas (hereinafter called "the Company") may consider to be desirable in the interests of Chester Business Park

         (c) TO permit the Company with its agents and other persons authorised by it with all necessary workmen and appliances at all reasonable times on reasonable prior notice (except in case of emergency) to enter upon the demised premises (where such entry is absolutely essential for the proper performance of the Company's obligations in respect of Chester Business Park) for the purposes of enabling the Company to perform all or any of its obligations in respect of Chester Business Park but the person exercising such right shall cause as little nuisance and damage as possible and make good all damage thereby occasioned as soon as practically possible to the reasonable satisfaction of the Tenant

         AND this covenant is made by the Tenant for the benefit of the Company as well as the Landlord

    (36) DISPOSAL OF REFUSE

         (a) TO ensure that all refuse rubbish scrap and waste material is until removal stored in proper receptacles in the refuse compound designated by the Superior Landlord

         (b) TO ensure that no less frequently than once a week all refuse rubbish scrap and waste material and all used tins cans boxes and other containers which shall have been stored in the said refuse compound (other than any stored by the occupiers of the remainder of the Building) are removed

    (37) NOT TO COMMIT A BREACH OF THE TERMS OF THE SUPERIOR LEASE

         NOT to do omit suffer or permit in relation to the demised premises any act or thing which would cause the Landlord to be in breach of the covenants on the part of the lessee and the conditions contained in the Superior Lease Provided Always that there shall be excluded from this covenant any act neglect or default of the Landlord in the performance and observance of the covenants on the part of the Landlord and the conditions herein

3.  LANDLORD'S COVENANTS

    THE Landlord HEREBY COVENANTS with the Tenant as follows:

    (1)  REPAIR

         TO keep or to procure that the Building and any conducting media serving or intended for the service of the occupiers of the demised premises whether alone or in common with others are kept in good and substantial repair and condition PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any want of repair hereinbefore mentioned unless the Landlord has been given notice thereof by the Tenant under Clause 2(8) hereof nor in respect of any obligation hereunder that is to be construed as falling within the ambit of any of the Tenant's covenants hereinbefore contained

    (2)  INSURANCE

         TO use its best endeavours to procure that the Building and landlord's property owner's liability risks are kept insured by the Superior Landlord pursuant to the terms of Clause 4(1)(a) and (b) of the Superior Lease PROVIDED ALWAYS that the Landlord shall not be obliged to use its best endeavours to procure the insurance of any fixtures or fittings which may be installed by the Tenant or any person deriving title under the Tenant and which may become landlord's fixtures and fittings until the Tenant has notified the Landlord in writing of the reinstatement value thereof (but so that the Superior Landlord may from time to time at its reasonable discretion increase the amount of the insurance in respect of such fixtures and fittings) AND PROVIDED FURTHER that the Tenant shall on request be entitled to be provided in each insurance year with a copy of sufficient extracts from such policy affecting the demised premises as will enable the Tenant to know the full extent of the premises fixtures and fittings covered thereby the risks insured against and any exceptions conditions exclusions or limitations to which such policy is subject

    (3)  REINSTATEMENT

         FOLLOWING damage or destruction of the Building or any part thereof including conducting media therein or the Common Parts (as in Part I of the Third Schedule hereto defined) over which the Tenant has rights of way or which the Tenant is hereby authorised to use by a peril against which the same are insured pursuant to the provisions of the preceding sub-clause (2) of this clause (and provided that notice to determine has not been given pursuant to sub-clause (7) of the next following clause) to use its best endeavours to procure that the same are rebuilt and reinstated by the Superior Landlord in accordance with the terms of its covenant contained in Clause 4(1)(a) of the Superior Lease PROVIDED ALWAYS that the Landlord shall not be liable to make up any deficiency in the insurance moneys arising from or attributable to any failure by the Tenant to comply with any of the obligations on its part in these presents contained AND PROVIDED FURTHER that as regards any fixtures and fittings which have been installed by the Tenant or by any person deriving title under the Tenant and which have become landlord's fixtures and fittings the Landlord shall only be liable to procure the reinstatement or repair of the same after the reinstatement value thereof has been notified by the

         Tenant to the Landlord as mentioned in the preceding sub-clause (2) of this clause

    (4)  QUIET ENJOYMENT

         THAT the Tenant pay the said rents hereby reserved and performing and observing the covenants on the Tenant's part herein contained shall quietly hold and enjoy the demised premises during the term without interruption by the Landlord or any person rightfully claiming under the Landlord

    (5)  USER OF REMAINDER OF BUILDING

         NOT to use the remainder of the Building for any purpose falling within Classes B2 or B8 of the Schedule to the Town and Country Planning (Use Classes) Order 1987

    (6)  SERVICES

         Subject to the provisions of Clause 4 (13) hereof to provide the services specified in the Third Schedule hereto ("the Services") in accordance with the principles of good estate management

    (7)  SUPERIOR LEASE

         To pay the rents reserved by the Lease under which the Landlord holds the Building and to perform (so far as the Tenant is not liable for such performance under the covenants herein contained) the lessee's covenants and conditions therein contained

4.  PROVISOS

    PROVIDED ALWAYS AND IT IS HEREBY AGREED by and between the parties hereto as follows:

    (1)  LANDLORD'S DISCLAIMER

         NOTWITHSTANDING anything herein contained AND UNLESS due to the negligence or default of the Landlord or its servants or others under its control and SAVE to the extent that the Landlord may be liable under the provisions of the Defective Premises Act 1972 the Landlord shall not be responsible to the Tenant or the Tenant's licensees servants agents or other persons in the demised premises or calling upon the Tenant or the demised premises for any accident or happening or damage to or loss of any chattel or property sustained in the Building or on any property over which the Tenant exercises rights nor for any loss or inconvenience occasioned by (a) the closing for repairs or other purposes of the Common Parts or any part thereof (b) any defects or failure in the sprinkler system (if any) or in the hot and cold water supply the heating cooling or ventilating apparatus (if any) or in the lighting or in the conducting media (whether of or in the demised premises or otherwise)

    (2)  LANDLORD DOES NOT WARRANT PERMITTED USER

         NOTWITHSTANDING the covenant as to user on the part of the Tenant herein contained the Landlord does not hereby or in any other way give nor has the Landlord given at any other time any representation or warranty that such or any other user is or will be or will remain a permitted user within the provisions of the Planning Acts and notwithstanding that such user is not a permitted user within such provisions as aforesaid the Tenant shall remain fully bound and liable to the Landlord in respect of the several covenants and conditions herein on the part of the Tenant contained without being entitled to any compensation of any kind whatsoever from the Landlord

    (3)  ALTERATIONS BY LANDLORD

         THE Landlord may from time to time make such alterations additions or substitutions in or to the Building or any part thereof (excluding the demised premises) or any plant or apparatus in the Building or the conducting media or the Common Parts as it shall think fit PROVIDED that in respect of any plant or apparatus or conducting media or Common Parts (aforesaid) remaining available for use by the Tenant or in respect of any new plant apparatus conducting media and Common Parts provided for such use in substitution for those previously available the same shall be suitable for the enjoyment of the demised premises and substantially equivalent to those which now exist AND PROVIDED that the works of alteration addition or substitution shall be carried out in such manner as to cause to the Tenant as little inconvenience as is reasonably practicable

    (4)  SETTLEMENT OF DISPUTES

         THAT in case any dispute or controversy shall arise between the Tenant and any other tenant of the Landlord relating to any party or other wall conducting media or to any other right easement or privilege whatsoever affecting or relating to the demised premises or any other part of the Building the same may (if the Landlord so elects) be settled or determined by the Landlord in such manner as it by writing shall direct to which the Tenant shall submit

    (5)  RE-ENTRY

         (a) IF the rents hereby reserved or any part thereof shall at any time be unpaid for twenty one days after becoming payable (whether formally demanded or not) or if any of the covenants on the part of the Tenant herein contained shall not be performed or observed or if there occurs in relation to the Tenant (or where the Tenant comprises more than one person there occurs in relation to any of such persons) a Terminating Event (as hereinafter defined) then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter upon the demised premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to the right of action of either party in respect of any antecedent breach of any of the covenants on the part of the other party herein contained

         (b) FOR the purposes hereof "Terminating Event" means any of the following:

              (i)  in relation to an individual:

                   (a) the individual failing to pay a debt or debts which is or are in the aggregate equal to or in excess of the bankruptcy level from time to time and a statutory demand in respect thereof having been neither complied with nor set aside

                   (b) the presentation of a bankruptcy petition in respect of the individual

                   (c) the appointment of an interim receiver in respect of the individual's property or any of it

                   (d) the making of a bankruptcy order in respect of the individual

              (ii) in relation to a company:

                   (a) the presentation of a petition for the winding up of the company

                   (b)  the passing of a resolution to wind up the company

                   (c) the making of a winding up order in relation to the company

                   (d) any person becoming entitled to appoint an administrative receiver of the undertaking of the company or an part of it

                   (e)  the appointment of such an administrative receiver

                   (f) the presentation of a petition for the making of an administration order in respect of the company

                   (g) the making of an administration order in respect of the company

                   (h) the directors of the company proposing a voluntary arrangement

             (iii) in relation to any person (whether an individual or a company):

                   (a) the person entering into any agreement or making any arrangement with creditors for liquidation of the person's debts by composition or otherwise

                   (b) the appointment of a receiver in respect of any of the person's assets

                   (c) any steps being taken to enforce any security over the person's property or to repossess goods in the person's possession under any hire purchase agreement

                   (d) any distress or execution being levied on any of the person's assets

    (6)  LANDLORD'S SERVANTS OR WORKMEN

         THE servants or workmen of the Landlord shall be under no obligation to furnish attendance or other use of his or their services to the Tenant for the Tenant's private convenience or to accept delivery of any letters telegrams telephone calls messages or parcels addressed to the Tenant and any such furnishing of attendance or other use of services or the acceptance of such letters telegrams telephone calls messages or parcels is to be considered as rendered and accepted by any employee of the Landlord as the servant of the Tenant and the

         Landlord shall not be liable for and no claim shall be made against it for any loss or damage arising out of or in consequence of such furnishing of attendance or other use of services or acceptance of any such letters telegrams telephone calls messages or parcels as aforesaid

    (7)  CESSER OF RENT

         IF the demised premises or any part thereof or the means of access thereto shall at any time during the said term be rendered incapable of or unfit for occupation or use as the result of a peril against which the Building is insured pursuant to the covenant on the part of the Superior Landlord contained in the Superior Lease the Yearly Rent and the service charge rent or a fair proportion of the same according to the nature and extent of the damage sustained shall be suspended until the demised premises or the means of access thereto (as the case may be) shall again be rendered fit for occupation or use PROVIDED that there shall be no cesser of rent if or to such extent as any insurance policy effected by the Superior Landlord shall have been rendered void or payment of any insurance moneys shall be properly withheld by the insurers due to some act or failure of the Tenant or any person deriving title under the Tenant or any of the servants or agents of the Tenant or of any such person PROVIDED FURTHER that if the Superior Landlord shall not have completed the rebuilding or reinstatement of the Building or the part thereof damaged or destroyed within two years after the date of such damage or destruction either the Landlord or the Tenant shall be entitled (at any time prior to the completion of such rebuilding or reinstatement) on giving to the other not less than six months' previous notice in writing to determine the term hereby granted and at the expiration of such notice this Underlease and everything herein contained shall cease and be void and the Tenant shall not be liable for any dilapidations and shall not be entitled to any compensation except that (if any) payable under the provisions of the Landlord and Tenant Act 1954 but without prejudice to the rights and remedies of the Landlord for any arrears of rent PROVIDED ALSO that any dispute as to the proportion (if any) of the rents which should be suspended or as to the period of such suspension which may arise under this sub-clause shall be referred to the decision of some competent person (acting as an expert and not as an arbitrator) to be agreed upon by the Landlord and by the Tenant or (in the event of failure so to agree) to be nominated on the application of the Landlord or the Tenant by the President for the time being of the Royal

         Institution of Chartered Surveyors and the decision of such person (including any determination as to the costs of such decision) shall accordingly be final and binding on both the Landlord and the Tenant

    (8)  LANDLORD FREE TO DEAL WITH ADJOINING OR NEIGHBOURING PROPERTY

         THE Tenant shall not be entitled to any right of light or air which will interfere with the free use of any land or buildings adjoining or neighbouring the demised premises for building or other purposes

    (9)  TENANT UNABLE TO ENFORCE SIMILAR COVENANTS IN ADJOINING PROPERTY
         ETCETERA

         (a) NOTHING herein contained shall confer on the Tenant any right to the benefit of or to enforce any covenant or agreement contained in any Lease or other instrument relating to any other property belonging to the Landlord or the Superior Landlord

         (b) EACH of the Tenant's covenants herein contained shall remain in full force both at law and in equity notwithstanding that the Landlord shall have waived or released temporarily or permanently revocably or irrevocably or otherwise howsoever a similar covenant or similar covenants affecting adjoining or neighbouring premises of the Landlord

    (10) EXCLUSION ORDER

         HAVING been authorised so to do by an Order of the Mayor's and City of London Court dated the 22nd day of September One thousand nine hundred and ninety three and made pursuant to Section 38(4) of the Landlord and Tenant Act 1954 (as amended) the parties hereto agree that the provisions of Sections 24 to 28 of the said Act shall be excluded in relation to the tenancy hereby created

    (11) LANDLORD CAN CHARGE FOR WORK DONE BY IT

         IF and so often as the Tenant shall be obliged under the terms hereof to reimburse the Landlord any costs charges and expenses incurred by it including solicitors' costs and surveyors' fees and other professional costs and fees then in respect of any work done by the Landlord or by any person connected with it or by any person employed by it the Landlord shall be deemed to have incurred or suffered in respect thereof a reasonable fee cost or expense not exceeding that which might properly have been charged or incurred for the same work by an independent person competent to deal with that work in the ordinary course of his business

    (12) SERVICE OF NOTICES

         THIS Deed incorporates the regulations respecting notices contained in
         Section 196 of the Law of

         Property Act 1925 as amended by the Recorded Delivery Service Act 1962

    (13) INTERRUPTION OF SERVICES

         Notwithstanding anything contained in this Underlease the Landlord shall not be liable to the Tenant nor shall the Tenant have any claim against the Landlord in respect of any interruption in any of the Services by reason of unavoidable temporary necessary repair of any installations or apparatus or by reason of damage thereto or destruction thereof by fire water act of God strikes lock-outs or other cause beyond the Landlord's control or by reason of mechanical or other defect or breakdown frost or other inclement conditions or unavoidable shortage of fuel materials water or labour except for failure of the Landlord to remedy any such defect breakdown or stoppage as soon as reasonably possible after becoming aware of the same or in case of repair or maintenance in accordance with the terms of this Underlease

    (14) TENANT'S OPTION TO RENEW UNDERLEASE

         (i)  DEFINITIONS

         (a) "the Further Term" means the term of years commencing from the expiration of the tenancy hereby created and expiring on the Thirty first day of December Two thousand and one

         (b) "the Market Rent" means the rent agreed between the parties or determined in accordance with the provisions of the Sixth Schedule hereto

         (c) "the New Underlease" means an underlease of the demised premises for the Further Term in identical terms to this Underlease save that:

              (i) this Clause 4(14) and the Sixth Schedule shall be omitted from the New Underlease

              (ii) for the rent first reserved by this Underlease there shall be substituted the Market Rent

              (iii)for the term hereby created there shall be substituted the
                   Further Term

              (iv) in Clause 4(10) there shall be substituted the date of the
                   Exclusion Order relating to the New Underlease

         (ii) OPTION

              If the Tenant shall serve on the Landlord not less than six months before the expiration of the tenancy hereby created notice that it desires to be granted the New Underlease of the demised premises then provided the Tenant shall on the expiry of the term hereby granted have paid the rents reserved by and reasonably performed and observed the covenants herein contained (and subject to

              (i) the making by the Court (prior to the date of expiration of the tenancy hereby



                                         -59
                   created) of an Order pursuant to Section 38(4) of the Landlord and Tenant Act 1954 (as amended) authorising the exclusion of the provisions of Sections 24-28 of the said Act in relation to the New Underlease (for which Order the Landlord and the Tenant shall apply at their joint expense within five working days of the Market Rent having been agreed or determined as aforesaid) and

              (ii) the Market Rent having been agreed or determined as
                   aforesaid not less than thirty days prior to the expiration of the tenancy hereby created)

         then (unless the Tenant shall by notice in writing to the Landlord have withdrawn its request to be granted the New Underlease which it shall be entitled to do at any time within fourteen days after any determination of the Market Rent) the Landlord shall grant to the Tenant the New Underlease on or before the expiration of this Underlease and the Tenant shall on the execution of the New Underlease forthwith execute a Counterpart of it PROVIDED that this option shall become null and void if it is not protected by registration of a notice under the Land Registration Act 1925 Section 49(1) within the period of six months from the date of this Underlease and the Landlord undertakes to request HM Land Registry to deposit its Land Certificate to enable a notice under the Land Registration Act 1925 Section 49(1) to be registered

5. (1) WHEREVER there are two or more persons included in the expression "Tenant" then any covenants by the Tenant shall be deemed to be made by each such person severally and by all such persons jointly and by every two and more of such persons jointly

    (2) THE expression "conducting media" shall where the context so requires mean all or any sewers drains conduits gutters channels watercourses pipes cables wires ducts and mains and apparatus associated therewith and all equipment and fittings ancillary thereto

    (3) THE expression "Superior Landlord" shall mean the landlord pursuant to the Superior Lease

    (4) THE expression "the Superior Lease" shall mean a lease dated the Twenty second day of December One thousand nine hundred and ninety two and made between Rover Group Trustees Limited of the one part and the Landlord of the other part

6. THE sub-headings herein are inserted for convenience of reference only and shall not in any way affect the construction meaning or effect of anything herein contained or govern the rights and liabilities of the parties hereto

7. (1) REFERENCES to any statute (but not statutory instrument) herein contained shall be deemed to refer to any statutory modification or reenactment thereof for the time being in force

    (2) REFERENCES herein to "Chester Business Park Limited" or to "Chester Business Park Management Company Limited" shall include any other person firm or company which shall from time to time be responsible for the provision of services facilities or amenities to the whole or any part of Chester Business Park references to "the Transfer" "the Amenity Transfer" and "the Amenity Lease" shall include any variation thereof from time to time and references to "Chester Business Park" shall include such other adjacent or adjoining land as may from time to time be added thereto and which will then complement the said Business Park

    I N   W I T N E S S whereof this Underlease has been executed by the parties as a Deed the day and year first above written

                           THE SCHEDULES ABOVE REFERRED TO

                                  THE FIRST SCHEDULE

                             RIGHTS GRANTED TO THE TENANT

1. The right for the Tenant and persons authorised by the Tenant (in common with others having a like right and so far as necessary for the enjoyment of the demised premises):

    (a) of passage and running of water soil gas electricity and of all other services as are now used by the demised premises through the conducting media passing through or under the adjoining or neighbouring property of the Landlord

    (b) at all times to use the service roads and footpaths within the curtilage of the Building intended for the common use of the occupiers of the Building and the roads and footpaths (shown coloured yellow on plan number 2 annexed hereto) leading to and from the curtilage of the Building from and to the public highway known as Herons Way for the purpose of ingress and egress to and from the demised premises

2. The right for the Tenant to use for parking private motor vehicles and light vans not exceeding fifteen hundredweight the sixteen car parking spaces shown shaded brown on the plan numbered two annexed hereto

3. Insofar as the Landlord may grant the same rights of access to and use of the First Amenity land (as defined in the First Amenity Lease ("the Amenity Lease") dated the Twenty eighth day of April One thousand nine hundred and ninety three and made between Chester Business Park Management Company Limited (1) and Rover Group Trustees Limited (2)) and where appropriate the facilities thereon and which are to be afforded to the Superior Landlord pursuant to the Amenity Lease

4. The right to affix lettering and signs to the easterly side of the exterior of the demised premises subject to obtaining the consents referred to in Clause 2(15) hereof

5. The right for the Tenant and its agents and other persons authorised by them with all necessary workmen materials and appliances at all reasonable times (or at any time in case of emergency) to enter upon all parts of the Building not hereby demised and such parts of the curtilage of the Building immediately adjacent thereto as shall be necessary for the purpose of performing the Tenant's obligations contained in Clauses 2(3) and 2(4) hereof doing as little damage as may be in the exercise of such right and all damage thereby occasioned being made good by the Tenant as soon as possible

6. The right for the tenant (in common with the Landlord and other occupiers of the remainder of the Building) to use the refuse compound adjacent to the Building (or such other refuse compound as may be designated by the Superior Landlord) for the purpose of complying with the Tenant's obligation contained in Clause 2(36) hereof

7. The full right of support and shelter now belonging to or enjoyed from neighbouring or adjoining property

                                 THE SECOND SCHEDULE

                     EXCEPTIONS AND RESERVATIONS TO THE LANDLORD

                                      AND OTHERS

(1) The right of free and uninterrupted passage and running of water soil gas electricity and of all other services or supplies as are now or hereafter to be used from and to adjoining or neighbouring property through such of the conducting media serving such adjoining or neighbouring property now or which may not later than whichever shall be the earlier of (a) the expiration of the term hereby granted and (b) the expiration of a period of eighty years from the date hereof hereafter be in or upon the demised premises

(2) The rights and liberties of entry upon the demised premises mentioned in the covenants by the Tenant herein contained and without prejudice to the generality thereof a right of entry to repair maintain inspect test and renew the fire alarm system in the demised premises

(3) The right at any time and from time to time to open or authorise the opening of windows in any adjoining or neighbouring premises overlooking the demised premises

(4) The right to affix lettering and signs to any part of the exterior of the Building other than the exterior of the demised premises provided that the access of light to the windows of the demised premises be not thereby substantially reduced

(5) The right to let any adjoining or neighbouring property for any purpose save that the remainder of the Building shall not be let for any purpose falling within Classes B2 or B8 of the Schedule to the Town and Country Planning (Use Classes) Order 1987

(6) The full right of support and shelter and all other easements and rights now or hereafter belonging to or enjoyed by adjacent or neighbouring property

(7) The right at any time and from time to time to close temporarily for repairs or any other necessary purposes the car parks the service roads and footpaths and any other areas within the curtilage of the Building and any other part of the Building (other than the demised premises) which the Tenant is by virtue of this Underlease authorised to use (whether in common with others or not)

(8) The easements rights and privileges excepted and reserved unto Warringtons plc and its successors in title and to Chester Business Park Limited and their respective servants agents and all other persons authorised by any of the foregoing parties by a Transfer (hereinafter called "the Transfer") dated the Thirtieth day of March One thousand nine hundred and ninety and made between the said Warringtons plc of the one part and Rover Group (Hourly Paid) Trustees Limited of the other part (as varied by a Deed of Variation of Transfer dated the Twenty eighth day of April One thousand nine hundred and ninety three and made between Warringtons plc (in administrative receivership) (1) Chester Business Park Management Company Limited (2) Rover Group Trustees Limited (3) N.J. Hamilton and W.S. Martin
    (4) and the easements rights and privileges reserved unto Chester

    Business Park Management Company Limited and all others so entitled pursuant to the Amenity Lease

                                  THE THIRD SCHEDULE

                                        PART I

                                  THE SERVICE CHARGE

In these presents the following expressions shall have the meanings assigned to them hereunder:

    (1) "the Common Parts" shall mean the car parks the service roads footpaths and access ways and all other open areas within the curtilage of the Building (being the area shown edged blue on plan number 2 annexed hereto) and all other buildings (if any) within the curtilage of the Building used by the Landlord in connection with the running maintenance repair and management of the Building (other than the outbuilding housing (inter alia) the comfort cooling equipment serving the remainder of the Building)

    (2)  "the Total Cost of Services" shall mean the aggregate of:

         (A) the total cost to the Landlord of repairing and maintaining the Common Parts and the inspection and testing of the fire alarm system and/or other fire prevention and detection systems or any equipment belonging thereto in the Building and not exclusively serving the demised premises or the remainder of the Building the conducting media and all other services in the Building and of the Common Parts or any part or parts thereof

         (B) the total cost to the Landlord of providing services amenities and facilities for the Common Parts and making all such payments in relation thereto as the Landlord shall reasonably consider appropriate or desirable in accordance with the principles of good estate management

         (C) in particular (but without prejudice to the generality of the foregoing) the total cost to the Landlord of the carrying out of all the works providing the services amenities and facilities and making the payments details whereof are specified in Part II of this Schedule

         (D) the fees and expenses of any managing agents employed by the Landlord for the management of the Building and the Common Parts

                                       PART II

    (1)  Cleaning the Common Parts

    (2) Procuring the supply of water and sewerage services to the Building including connection charges meter rents standing charges and charges for consumption

    (3) Provision repair cleansing maintenance decoration and renewal of landlord's fixtures and fittings in the Common Parts

    (4)  Repair maintenance and renewal of all boundary walls fences and gates

    (5) Inspection cleansing maintenance testing repair alteration laying down construction renewal and removal of conducting media and all telephone telex and other information transmission or receiving equipment and all gas electric and sanitary apparatus in or upon or serving the Building (other than

         (a) those in and upon the said suite of offices hereby demised and for the repair or renewal of which the Tenant is responsible under the covenants on the part of the Tenant hereinbefore contained

         (b) those in and upon any other suite or suites of offices in the Building let to the Landlord pursuant to the Superior Lease or to any tenant of the Landlord or intended to be so let and for the repair or renewal of which the Landlord or such tenant or intended tenant is or would be responsible assuming the like responsibility for repair and renewal on the part of the Landlord or such tenant or intended tenant as the Tenant has hereunder and

         (c) the laying down construction renewal and removal of conducting media for heating cooling and ventilating the Building and providing hot and cold water)

    and the Common Parts and making good all damage (including the making good of all decorations) arising out of such inspection cleansing maintenance testing repair alteration laying down construction renewal or removal

    (6) The provision repair maintenance and renewal of a notice board and the services of a signwriter or sign maker for the purpose of displaying in such manner as the Landlord shall reasonably consider appropriate the names of the tenants of the Building on the notice board Provided That such display as aforesaid will at the request of the Tenant incorporate its company style or logo as from time to time adopted by the Tenant

    (7) Compliance with any Act of Parliament statutory instrument order building regulation or other regulation or local bye-law relating to means of escape in case of fire or other hazard or to the Building or to the Common Parts or making representations against any such matters in accordance with statutory regulations

    (8) Employing such staff as the Landlord reasonably considers proper whether directly or indirectly for the management of the Building and the Common Parts and the provision of the services herein referred to and all incidental expenditure in relation to such employment including but without limiting the generality thereof:

         (a)  the provision of luncheon vouchers or other meal subsidy

         (b) the payment of the statutory and such other insurance health pension welfare and other payments contributions and premiums that the Landlord may at its absolute discretion deem desirable

         (c) the provision cleaning repair and renewal of all necessary uniforms and protective clothing

    (9)  Payment of general and water rates for the Common Parts

    (10) Payment of premiums for insurance as required by the Landlord or the Superior Landlord to cover:

         (a) the Building such of the Common Parts as do not form part of the Building architects' surveyors' engineers' legal and other consultants' fees and loss of rents or potential rental income of the Building against fire and any other risks from time to time insured by the Superior Landlord in accordance with its covenant contained in the Superior Lease


                                         -71

         (b) Property owner's liability risks of the Landlord and of the Superior Landlord

         (c) The General Insurances provided for in Clause 2(11) of the Superior Lease

         (d) Any other insurances as may be reasonably required by the Landlord or the Superior Landlord

    (11) Costs incurred in ascertaining the reinstatement values for the purposes of the insurances referred to in the preceding paragraph

    (12) Repair maintenance and where necessary resurfacing of the service roads footpaths and the car parks re-marking spaces repair maintenance and painting of appurtenant signs and the provision of traffic direction and control

    (13) Provision of any other service amenity or facility and the making of any other payment which may reasonably be required for the efficient running of the Building the comfort of the tenants thereof and the efficient running of the Common Parts

    (14) Costs and expenses incurred by the Landlord in making payments to the Superior Landlord as provided for in Clause 2(5) and (6) of the Superior Lease

                                 THE FOURTH SCHEDULE

                             REGULATIONS OF THE BUILDING

    (1) (A) The requirements of the Fire Precautions Act 1971 and the Health and Safety at Work Act 1974 and all rules and regulations thereunder shall be strictly complied with

         (B)  particular tenants shall

              (a)  cause sufficient fire officers to be appointed


              (b) regularly test inspect and maintain fire detection prevention and fighting equipment within and exclusively serving the demised premises and keep and produce to the relevant authorities and to the Landlord and whomsoever the Landlord may direct records in writing of such tests inspections and maintenance

              (c)  at all times maintain clear access through escape routes

              (d) fully participate in fire evacuation drills organised in respect of the Building or parts thereof

    (2) (A) No such work shall be carried out to in or upon any part of the Building when such work involves the use installation or removal of or the repair alteration or other work whatsoever to materials dangerous or injurious to health without the Landlord first being notified of what is proposed


                                         -73

         (B) Works involving the use installation removal repair alteration or whatsoever of or to the materials aforesaid or the continuation of works where such materials have been discovered shall only be carried out or continued (as the case may be) strictly in accordance with the proper requirements of the Landlord and in accordance with the best codes of modern practice regard being had to the use of the Building by others as well as the tenants or occupiers of the demised premises

         (C) The Landlord (acting reasonably) shall have discretion in considering whether work may be carried out or continued or in deciding what additional safeguards it requires to be taken in addition to those which may be imposed under statute building or other rules regulations or bye-laws

    (3) No tea leaves or other matter or things likely to cause an obstruction are to be placed or thrown in or down the waste pipes or W.C. lavatory basins or urinals

    (4) All necessary steps shall be taken to prevent the overflow or waste of hot or cold water

    (5) There shall be no interference with the heating cooling and ventilating appliances and installations apart from the normal switching on or off of the appliances in the demised premises for the comfort of the occupants thereof

    (6) Tenants or occupiers shall ensure (so far as they are reasonably able so to do) that no rubbish or litter is left on the Common Parts

    (7) Tenants or occupiers shall not place or permit or suffer to be placed or remain in or upon the Common Parts any obstruction whatsoever

                                  THE FIFTH SCHEDULE

    1. The entries in the Property and Charges Registers of H.M. Land Registry Title Number CH326298

    2. Agreement dated 26th October 1983 and made between the Council of the City of Chester (1) and Sir Alfred McAlpine & Son Limited (2)

    3. Agreement dated 14th August 1990 and made between the Council of the City of Chester (1) Warringtons plc (2) BICC Public Limited Company
         (3) and Rover Group (Hourly Paid) Trustees Limited (4)

    4. Deed of Grant of Easements dated 30th August 1991 and made between Rover Group Trustees Limited (1) and British Gas plc (2)

    5. Grant of Easement for Water Main dated 4th December 1991 and made between the Landlord (1) and Wrexham and East Denbighshire Water Company

    6. Two Agreements both dated 4th March 1992 and made between Rover Group Trustees Limited (1) and British Telecommunications plc (2)

    7. Licence dated 25th June 1992 and made between Rover Group Trustees Limited (1) and Manweb plc (2)

    8. Deed of Variation of Transfer dated 28th April 1993 and made between Warringtons plc (in administrative receivership) (1) Chester Business Park Management Company Limited (2) Rover Group Trustees Limited (3) and N.J. Hamilton and W.S. Martin (4)

    9. First Amenity Transfer dated 28th April 1993 and made between Warringtons plc (in administrative receivership) (1) Chester Business Park Management Company Limited (2) and N.J. Hamilton and W.S. Martin
         (3)

    10. First Amenity Lease dated 28th April 1993 and made between Chester Business Park Management Company Limited (1) and Rover Group Trustees Limited (2)

    11. Supplemental Deed dated 28th April 1993 and made between Warringtons plc (in administrative receivership) (1) Rover Group Trustees Limited
         (2) and N.J. Hamilton and W.S. Martin (3)

                                  THE SIXTH SCHEDULE

                                     MARKET RENT

    (1) During the term of the New Underlease the FIRST yearly rent shall be (subject as hereinafter provided) such sum (hereinafter called "the said


                                         76-

- -
         sum") as shall be agreed between the Landlord and the Tenant (or decided by the competent person as hereinafter provided) as representing the rack rental market value of the demised premises at the date six months prior to the date of commencement of the term of the New Underlease (hereinafter called "the date of review") (a) for a term of five years (b) as between a willing landlord and a willing tenant (c) with vacant possession (d) without the payment of any fine or premium (e) upon the suppositions (whether or not facts) that (i) the Tenant has complied with all the obligations as to repair and decoration herein imposed on it (but without prejudice to any rights or remedies of the Landlord in regard thereto) (ii) the demised premises are fit for immediate occupation and use (iii) no work has been carried out thereon by the Tenant or any undertenant whether before or after the commencement date which has diminished the rental value of the demised premises and (iv) if the Building or any part thereof or any amenity thereto belonging or any access thereto shall have been damaged or destroyed as the result of a peril against which as at the date of such damage or destruction the Landlord or the Superior Landlord had effected insurance of the same the same had before the date of review been fully reinstated and

         (f) otherwise on the terms and conditions (other than as to the amount of rent) to be contained in the New Underlease there being disregarded
         (i) any goodwill attributable to the demised premises by reason of any trade or business carried on therein by the Tenant or any undertenant and any effect on rent of the fact that the Tenant or any undertenant is in occupation of the demised premises (ii) any effect on rent of any improvements or alterations to the demised premises carried out before or during the said term by the Tenant or any undertenant with the consent of the Landlord and the Superior Landlord other than any such effected at the expense of the Landlord or the Superior Landlord or in pursuance of any obligation to the Landlord whether under the provisions of this Underlease or any other deed or document (iii) any effect on rent of any law for the time being in force which imposes a restraint upon receiving an increase in the rent of the demised premises

    (2) (a) IF the Landlord and the Tenant have not agreed on the amount of the rent payable under the New Underlease by the date nine months prior to the date of expiration of this Underlease then and in any such case the question may at any time after such date be referred by either of them to the decision of some competent person

              (hereinafter called "the competent person") (who shall act as an expert and not as an arbitrator) to be agreed upon by the Landlord and by the Tenant or (in the event of failure so to agree within fourteen days of either party having nominated a proposed competent person) to be a Chartered Surveyor with experience of lettings of office premises in the area in which the demised premises are situate (or as near thereto as is reasonably possible) and whose status shall be that of a partner in or a director of a commercial practice which in the normal course of its business handles the letting of office premises such Chartered Surveyor to be nominated on the application of the Landlord or the Tenant by the President for the time being of the Royal Institution of Chartered Surveyors (or his deputy) and the decision of the competent person (including any determination as to the costs of such decision) shall accordingly be final and binding on both the Landlord and the Tenant PROVIDED that if the competent person shall die or for any other reason shall be unable to act before he shall give his decision or shall not give his determination within fifty working days of his nomination then the

              Landlord and the Tenant shall agree upon another competent person or (in the event of failure so to agree within fourteen days as aforesaid) the President of the Royal Institution of Chartered Surveyors shall be asked to nominate another Chartered Surveyor with the aforesaid experience and status to act as the competent person and such procedure may be adopted as often as may be necessary AND PROVIDED FURTHER that the competent person's fees shall borne equally between the parties unless he otherwise directs

         (b) (i) THE competent person shall be requested to give notice in writing within ten working days of his appointment to the Landlord and the Tenant inviting each to submit within fifteen working days of the date of service of such notice (in respect of which time shall be of the essence) one written statement of representations only and at the expiration of such period of fifteen working days to supply to each of them a copy of any statement of representations received from the other within the time allowed and to give notice to them both in writing inviting each to submit within a further period of ten working days of the date of service of such notice (in respect of which time shall be of the essence) one further written statement (to be strictly confined to observations or counter submissions upon the contents of the other party's first (if any) written statement of representations) and at the expiration of such further period of ten working days to supply to each of them a copy of any further written statement received from the other party within the time allowed whereafter he shall consider the statements properly submitted to him within the time limits aforesaid (but not otherwise) but he shall not be in any way limited or fettered thereby and shall decide upon the amount of the said sum in accordance with his own judgment

              (ii) The competent person shall further be requested to give his decision within fifty working days of his nomination
              (iii)Any notice required to be served under this sub-paragraph
                   (2) shall comply with the regulations respecting notices incorporated herein

    (3) PROVIDED ALWAYS that in no event shall the FIRST Yearly Rent payable by the Tenant to the Landlord from and including the date of commencement of the New Underlease be less than the FIRST Yearly Rent payable by the Tenant to the Landlord immediately before the date of expiration of the tenancy hereby created

THE COMMON SEAL of CONTINENTAL CAN )
COMPANY LIMITED was hereunto      )
affixed in the presence of:       )
                                                           [Seal
                                                          Affixed]

                        Director



                        Secretary



THE COMMON SEAL of PERCEPTIVE     )
SCIENTIFIC INTERNATIONAL LIMITED  )
was hereunto affixed in the       )
presence of:-                     )


                        Director




                        Secretary